Exhibit 10.8

STAT #: 19-17-9121 SSN/TAX ID #: 33-0339296 DOC CODE: AAG NAME: Agency Agreement # OF PGS: 14 pgs total
Agency Agreement
Symetra Life Insurance Company
This agency agreement (“Agreement”) is executed by the undersigned party(ies) (hereinafter collectively called “Agency”) and Symetra Life Insurance Company (hereinafter called “Company”). If more than one agency is listed below, any reference in this Agreement to “Agency” shall be deemed to refer to the appropriate Agency as the context requires. It shall consist of this page and the pages identified by the following form numbers:
LSA-900
This Agreement applies to life and health insurance products issued by the Company (collectively “contracts”) written by Agency on or after the effective date of this Agreement.
Agency is responsible for ensuring that no business is solicited until the effective date of this Agreement.

Signature /s/ Doug Jackson	/s/ Pat McCormick

(Agency Principal or Authorized Officer)	Pat McCormick
Doug Jackson	Senior Vice President
Senior Vice President	Symetra Life Insurance Company

Date Signed: March 10, 2006	For Symetra Life Insurance Company

Contracted Servicing Agency or Agent Name:	Effective Date: March 10, 2006

(To be filled in by Symetra Personnel)

WM Financial Services, Inc.
WMFS Insurance Services, Inc.

19-17-9121
Symetra Stat Number
P.O. Box 34920
Seattle, WA 98124-1920

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
LSA-399 03/2006 WAMU

Symetra Life Insurance Company
Terms and Conditions
General
1.	Values Statement

The Company has a history, tradition and reputation for high ethical standards. Company and Agency agree to adhere to the Values Statement, avoid conflicts of interest, and comply with all applicable laws. The Company represents that the contracts and any material, supplies, advertising, sales proposals or other printed matter mentioning the Company by name or intending to generate an interest in the Company or its products provided or approved by the Company shall comply, and shall be in continuing compliance with, all applicable federal and state laws and regulations, and shall be filed with and approved by all governmental agencies if and as required by law.

Both parties shall:
a.	Act with integrity, which includes being honest with customers and with each other.

b.	Take appropriate actions, including having adequate supervision, to comply with applicable laws.
2.	Confidentiality

“Confidential Information” of any party shall mean ideas, expressions, trade secrets, customer lists, products, policies, forms, business methods, business plans, software and information from third parties (such as software and its related documentation) for which such party has a duty of confidentiality, as well as information which from all relevant circumstances should reasonably be assumed by a party to be confidential information, whether any of which is marked “Confidential Information” or not. Each party will make reasonable effort to advise the other party when information disclosed to the other party is Confidential Information. Confidential Information relating to a party shall be held in confidence by the other party to the same extent and in at least the same manner as such party protects its own Confidential Information, but in no case to a lesser extent or manner than a reasonable degree of care under the circumstances. Confidential Information shall not be disclosed to third parties without specific written permission of the protected party. Each party shall, however, be permitted to disclose relevant aspects of the other party’s Confidential Information to its officers, agents, subcontractors and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement; provided, however, that such party shall take all reasonable measures (including in the case of any disclosure to third parties receipt of a valid, executed non-disclosure agreement with such third party consistent with this Agreement) to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of the Agreement by such officers, agents, sub contractors, and employees.

The obligations in this Section 2 shall not restrict any disclosure by either party pursuant to any applicable state or federal laws, or by order of any court or government agency (provided that the disclosing party shall give prompt notice to the non-disclosing party of such order) and shall not apply with respect to information which (1) is independently developed by the other party without violating the disclosing party’s proprietary rights, (2) is or becomes publicity known (other than through unauthorized disclosure), (3) is intentionally disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by such party without an obligation of confidentiality other than pursuant to this Agreement or of any confidentiality agreements entered into before the affective date of this Agreement as evidenced by the written records of such party, or (5) is rightfully received by a party free of any obligation of confidentiality.

The parties agree that they shall abide by the provisions of the Gramm-Leach-Bliley Act (“GLB”) and other applicable privacy laws and shall each establish commercially reasonable controls to ensure the confidentiality of the Confidential Information and to ensure that the Confidential Information is not disclosed contrary to the provisions of this Agreement, GLB or any other applicable privacy laws and regulations. Without limiting the foregoing, each party shall implement such physical and other security measures as are necessary to (i) ensure the security and confidentiality of the Confidential Information (ii) protect against any threats or hazards to the security and integrity of the Confidential Information and (iii) protect against any unauthorized access to or use of the Confidential Information. Each party shall have the right, during regular office hours and upon reasonable notice to audit the other party to ensure compliance with the terms of this Agreement. GLB and other privacy laws and regulations.

3.	Company agrees that during the term of this Agreement and following its termination, Company shall not solicit any customer of Agency who purchases any product from the Company under this Agreement or under any previous agreement between Company and Agency or affiliates of Agency for any additional product or service without

LSA-900 03/2006	Page 1 of 13

Agency’s prior written consent; provided, however, that Company may offer additional product or services to any such customers who become a customer of the Company through another agency relationship.

4.	Status and Authority of Agency
a.	Agency is an independent contractor, not an employee of Company, and has retained its right to exercise exclusive and independent control of its time, energy and skill in the conduct of its business.

b.	Agency is authorized to solicit applications for those life and health insurance products issued by the Company that are listed on the attached Schedule pages; and to collect initial policy premiums and account deposits, and such other premiums as may be specifically authorized by the Company.
5.	Agency has no authority to:
a.	Make, alter or discharge any policy;

b.	Extend the time for payment of premiums;

c.	Waive or extend any policy provision;

d.	Incur any liability or expense on behalf of Company;

e.	Receive any money due or to become due to Company except initial policy premiums and account deposits and other such premiums as may be specifically authorized by the Company.
6.	Agency shall promptly submit applications and remit premiums and deposits to Company at its Home Office.

Agency shall be responsible to Company for the fidelity and acts of Agency representatives. Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized to represent the Company according to the applicable state regulations and after the Agreement effective date. Compensation is earned on premiums received after the Agency is appointed with the Company.

7.	Agency shall not pay or allow, or offer to allow, as an inducement to any person to insure or enroll, any illegal rebate of premium or other consideration due, or any other inducement not specified in the policy; nor make any misrepresentations or incomplete comparison for the purpose of inducing a policyholder in any other company to lapse, forfeit or surrender insurance.

8.	Agency shall not use any sales material, illustrations or advertisement in which Company or its products is identified, unless it is provided to Agency by Company or the written consent of Company is obtained. Neither party shall use the other party’s name or mark in any advertising, written sales promotion, press releases or other publicity matters relating to this Agreement without the other party’s written consent.

9.	The parties shall cooperate with each other to resolve customers’ complaints and disputes fairly and promptly. Each party shall promptly notify the other party, in writing, if it receives notice of any written customer complaint or any threatened or pending regulatory investigation or any judicial or administrative proceeding, civil action or arbitration (each a “Proceeding”) involving any policy marketed under this Agreement or any activity in connection with any such policy. Each party shall furnish such other information relating to the Proceeding as the other party reasonably requests.

10.	Without liability to the Agency, the Company may withdraw from doing business in any jurisdiction, and may at its discretion withdraw, substitute, add or change rates on any plan or plans.

11.	Except as expressly provided herein, this Agreement may only be amended by a writing signed by all parties.

12.	Each party shall indemnify, defend and hold harmless the other party, its affiliates and their respective directors, officers, employees and agents (collectively “Indemnified Parties”) against any and all claims, suits, hearings, actions, damages of any kind, liability, fines, penalties, costs, losses or expenses, including reasonable attorney’s fees, caused by or resulting from: (i) any negligence, error, omission, misconduct or other unauthorized act by the indemnifying party or its employees or representatives, including but not limited to independent contractors engaged by the indemnifying party to perform any of its duties under this Agreement, and (ii) any breach by the indemnifying party of any of its representations, or obligations under this Agreement.

After receipt by an indemnified party of notice of the commencement of any action with respect to which a claim will be made against an indemnifying party, such indemnified party shall notify the indemnifying party promptly in writing of the commencement of the action. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party except, and to the extent, the indemnifying party is prejudiced thereby. In any such action where the indemnified party has given the notice described in this Section 12, the indemnifying party shall be entitled to participate in and, at its option, to assume defense of the action. After notice to such indemnified party that the indemnifying party has elected to assume defense of the action, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense other than reasonable costs of investigation.

13.	This Agreement shall be governed by and construed in accordance with the laws of the state of Washington.
LSA-900 03/2006

Compensation/Assignment
1.	The Company may establish a reasonable minimum amount for compensation payments. If the amount due is less than such sum, the balance will be carried forward to the next payment date until the minimum amount is reached.

2.	Undistributed compensation in the hands of Company and its affiliates may be applied at any time to and as an offset on any due and unpaid obligations of Agency to Company and its affiliates. If compensation owed by Agency to Company exceeds compensation payable to Agency, then Agency will immediately repay Company compensation owed to Company upon notice to Agency by Company.

3.	Neither this Agreement, nor any of the benefits to accrue hereunder, shall be assigned or transferred, either in whole or in part by Agency, without prior written consent of the Company, except in the case of an assignment or transfer to a properly licensed affiliate of Agency. To the extent that any duties and responsibilities under this Agreement are delegated to an agent or other subcontractor of either party, the delegating party shall remain responsible for all acts or omissions of any delegate and shall take reasonable steps to ensure that such agents and subcontractors adhere to the provisions of this Agreement

4.	Company at any time, by written notice to Agency may change the compensation allowed under this Agreement as to new business effective on or after the date of such notice.

5.	If Company returns any portion of the premiums on a policy previously issued, Agency will pay to Company the compensation previously received with respect to the returned premiums, not to exceed the amount paid to Agency. In addition, Agency will refund to Company compensation on canceled insurance, and on reductions in premiums, at the same rate as those on which compensation was originally received.

6.	Company will pay Agency both Base Commissions and Special Marketing Allowance (SMA) in accordance with the usual payment cycle for compensation payments.
Termination
1.
Commissions, sales fees, service fees, trails and any other compensation shall be payable after this Agreement has been terminated on contracts sold by Agency prior to such termination in accordance with the applicable schedules, subject to any offset on any due and unpaid obligation to the Company and affiliates. Payment of any compensation will be subject to all terms and conditions of the Schedule(s) in effect at the time a contract was issued and provided Agency maintains its continuing status as the servicing Agency.

2.	Except as otherwise provided, this Agreement may be terminated without cause by either of the parties hereto by giving thirty (30) days’ prior written notice to the other party.

2.	This Agreement shall terminate immediately and the Agency shall forfeit any and all compensation accruing hereunder, if any of the following acts are committed by the Agency representatives (but not including acts committed by individual Agency representatives acting without the knowledge and approval of Agency):
a.	Withholding any property belonging to the Company after demand for its relinquishment has been made by the Company;

b.	Willfully misappropriating funds belonging to the Company;

c.	Committing any other fraudulent act against the Company or its policyholders;

d.	Doing any act which results in having the required license to act as an insurance agent or broker canceled by any state insurance department;

e.	Encouraging Company customers to replace their Company products through systematic campaigns of replacement evidenced by written memoranda, instructions, sales guides, or incentive compensation designed to encourage such replacement; and

f.	Making any representation or doing any act injuring the business or reputation of the Company.
THE FAILURE OF EITHER PARTY TO ENFORCE ANY PROVISION OF THIS AGREEMENT SHALL NOT
CONSTITUTE A WAIVER BY EITHER PARTY OF ANY SUCH PROVISION. THE PAST WAIVER OF A
PROVISION BY EITHER PARTY SHALL NOT CONSTITUTE A COURSE OF CONDUCT OR A WAIVER IN
THE FUTURE OF THAT SAME PROVISION.

LSA-900 03/2006	Page 3 of 13

Symetra Life Insurance Company
Annuity Base Commission Schedule Terms
Terms
1.	Commissions

Base commission for premiums will be paid in accordance with the Schedule(s) in effect at the time the business is approved by the Company.

Unless pre-approved by the Company, premium is limited to a maximum deposit of $1 million per product and per policyowner, in any one policy or combination of policies within a 12 month period for the Symetra Annuities products offered in the commission schedule(s). A policy with joint owners is considered to have only one policyowner for purposes of this provision. Company reserves the right to decline any premium submitted without pre-approval. Commission will be paid at the stated commission rate in Payment Schedule, and may be reduced on premium submissions of $1 million or more.

2.	Change of Servicing Agent

Requests for change of servicing agent submitted by a Contractholder may be granted if it appears to be in the best interest of the Contractholder and the Company. A change will transfer the right to receive commissions to the new servicing agent. Contracts, for which an agent cannot be located, within a reasonable amount of time, will be converted to Agency accounts.
Definitions
1.	Premiums

Continuing premiums are ongoing premiums expected to be paid each Contract year. Single sum premiums are premiums which are not ongoing in nature. They may be transfers from another contract or insurance carrier, including trustee-to-trustee transfers, rollovers, and exchanges, but they do not include internal transfers between Company products.

2.	Attained Age

Attained age is determined as of the date Company receives premium. For products with joint owners, attained age will be determined using the birth date of the older owner. For annuity contracts that are owned by a non-natural person, attained age will be determined using the birth date of the annuitant, or using the birth date of the older annuitant in the case of joint annuitants.

3.	Distribution Charge Period (DCP)

DCP is the time during which distribution charges apply as described in the Contract

4.	Trail

Trail commission is compensation based on Contract value. Trail will discontinue when Contract value is zero.

LSA-900 03/2006	Page 4 of 13

Symetra Life Insurance Company
Annuity Base Commission Schedule
Symetra Advantage Income
•	Qualified and Non-qualified contracts

•	Single premium, fixed immediate annuity

•	$10,000 minimum purchase payment

•	Withdrawals from Symetra Advantage income are not allowed
Payment Schedule
Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:
     All premiums — [***]%
Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following condition.
Premiums returned to the Contractholder
If benefits have been paid, the amount returned to the Contractholder will be premium minus benefits paid. Agency will repay commissions paid on the premiums returned.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules.
Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-900 03/2006	Page 5 of 13

Symetra Life Insurance Company
Annuity Base Commission Schedule
Symetra Select Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum Initial premium of $10,000 with additional optional minimum premiums of $250 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:
All premiums for individuals age 85 and under — [***]%
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately.
Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums returned.

2.	Withdrawals from the Symetra Select Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on the amount withdrawn.
Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
The repayment provisions under this provision will not apply to trail commissions.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-900 03/2006	Page 6 of 13

Symetra Life Insurance Company
Annuity Base Commission Schedule
Symetra Secure Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum Initial premium of $10,000 with additional optional minimum premiums of $250 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, base commissions as a percentage of premiums will be paid as follows:
All premiums for individuals age 85 and under — [***]%
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately.
Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums returned.

2.	Withdrawals from the Symetra Secure Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on the amount withdrawn.
Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
The repayment provisions under this provision will not apply to trail commissions.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-900 03/2006	Page 7 of 13

Symetra Life Insurance Company
Annuity Base Commission Schedule
Symetra Custom Fixed Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum Initial premium of $10,000 with optional subsequent minimum premiums of $1,000 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, base commission as a percentage of premiums will be paid as follows:
All premiums for individuals age:
85 and under — [***]%
86 through 90 — [***]%
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately.
Repayment of Commissions
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums returned.

2.	Withdrawals from the Symetra Custom Fixed Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on the amount withdrawn.
Provision 2 will not apply to:

1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.
The repayment provisions under this provision will not apply to trail commissions.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-900 03/2006	Page 8 of 13

Symetra Life Insurance Company
Annuity Special Marketing Allowance (SMA) Schedule
Symetra Advantage Income
•	Qualified and Non-qualified contracts

•	Single premium, fixed immediate annuity

•	$10,000 minimum purchase payment

•	Withdrawals from Symetra Advantage Income are not allowed
Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
All premiums — [***]%
Repayment of SMA
Agency will repay Company the SMA, not to exceed amount paid to Agency, under the following condition.
Premiums returned to the Contractholder
If benefits have been paid, the amount returned to the Contractholder will be premium minus benefits paid. Agency will repay the SMA on the premiums returned.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-900 03/2006	Page 9 of 13

Symetra Life Insurance Company
Annuity Special Marketing Allowance (SMA) Schedule
Symetra Select Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional minimum premiums of $250 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
     All premiums for individuals age 85 and under — [***]%
Repayment of SMA
Agency will repay CompanySMA, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization. Agency will repay the SMA paid on the premiums returned.

2.	Withdrawals from the Symetra Select Annuity

If withdrawals are taken during the first Contract year, Agency will repay the SMA paid on the amount withdrawn.
Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-900 03/2006	Page 10 of 13

Symetra Life Insurance Company
Annuity Special Marketing Allowance (SMA) Schedule
Symetra Secure Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium of $10,000 with additional optional minimum premiums of $250 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
     All premiums for individuals age 85 and under — [***]%
Repayment of SMA
Agency will repay Company the SMA, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay the SMA paid on the premiums returned.

2.	Withdrawals from the Symetra Secure Annuity

If withdrawals are taken during the first Contract year, Agency will repay the SMA paid on the amount withdrawn. ‘
Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-900 03/2006	Page 11 of 13

Symetra Life Insurance Company
Annuity Special Marketing Allowance (SMA) Schedule
Symetra Custom Fixed Annuity
•	Qualified and Non-qualified contracts

•	Modified single premium, fixed deferred annuity

•	Minimum initial premium $10,000 with optional subsequent minimum premiums of $1,000 within first twelve months of contract
Payment Schedule
Subject to the applicable conditions specified below, SMA as a percentage of new premiums will be paid as follows:
     All premiums for individuals age 90 and under — [***]%
Repayment of SMA
Agency will repay Company commissions, not to exceed amount paid to Agency, under the following conditions.
1.	Premiums returned to the Contractholder or Certificateholder

If premiums are returned to the Contractholder, not including premiums which are considered to be withdrawn as part of a withdrawal or annuitization, Agency will repay commissions paid on the premiums returned.

2.	Withdrawals from the Symetra Custom Fixed Annuity

If withdrawals are taken during the first Contract year, Agency will repay commissions paid on the amount withdrawn.
Provision 2 will not apply to:
1.	Non-commissionable transfers between Company products;

2.	Withdrawals where no surrender penalties were applied, such as under a free-withdrawal provision (excluding the bailout) or after all surrender penalties have expired;

3.	Death benefit payments or hospital and nursing home waiver payments; or

4.	Payments made under a settlement option which are payable for life, or a period of at least five years.
Repayments under this schedule will be netted against any commissions owed to Agency by Company under other product Schedules. For purposes of processing repayments, withdrawals will be considered deducted from the Contract in the following order:
1.	First from first-year continuing premiums and increases;

2.	Second from single sum premiums; and

3.	Third from commissionable transfers and rollovers.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-900 03/2006	Page 12 of 13

Symetra Life Insurance Company
Annuity Base Commission Schedule
Payment Schedule
Subject to the applicable conditions specified below, commissions will be paid as follows on internal transfers:
Transfer from: Advantage I, Advantage II, Advantage III, Custom, Mainsail, Preference, Preference FP, QPA I, QPA II, Resource A, Resource B, Secure, Select, Spinnaker Advisor, Spinnaker Choice, Spinnaker Plus, Spinnaker Q/NQ, and Symetra Group Variable Annuity:
     Product must be out of CDSC.
Transfer to Symetra Custom Fixed Annuity, Symetra Secure Fixed Annuity, Symetra Select Fixed Annuity, or Preference FP:
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately if the “from” product is less than 10 years old.
Trail commission will be paid monthly, at an annual rate of [***] basis points of contract value beginning immediately if the “from” product is over than 10 years old.
New product will start a new CDSC schedule. No like for like product transfers are allowed.
Transfer from: American States Annuities, ERA, PAR, Preference EIA, QPA III, QPA III Plus, QPA IV, QPA V, QPA V Plus, QPA VI, Safekey EIA, Safekey I, Safekey II, Safekey III, TAP, and WAMU Annuities:
     Product must be out of CDSC.
Transfer to: Symetra Custom Fixed Annuity, Symetra Secure Fixed Annuity, Symetra Select Fixed Annuity, or Preference FP:
Full compensation will be paid according to the terms and conditions of the current base annuity schedule for that product.
New product will start a new CDSC schedule. No like for like product transfers are allowed.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-900 03/2006	Page 13 of 13

Symetra Life Insurance Company
Annuity Base Commission Schedule
Payment Schedule
Subject to the applicable conditions specified below, commissions will be paid as follows on internal transfers:
From product is Advantage I, Advantage II, Advantage III, Custom, Mainsail, Preference, Preference FP, QPA I, QPA II, Resource A, Resource B, Secure, Spinnaker Advisor, Spinnaker Choice, Spinnaker Plus, Spinnaker Q/NQ, and Symetra Group Variable Annuity:
Product must be out of CDSC.
To product is FSFP Solutions Plus, Symetra Custom Fixed Annuity, Symetra Secure Fixed Annuity, Symetra Select Fixed Annuity, Symetra Fixed Indexed Annuity, Symetra Flex Premium Plus, or Preference FP:
Trail commission will be paid monthly, at an annual rate of [***] basis points beginning immediately if the “from” product is less than 10 years old.
Trail commission will be paid monthly, at an annual rate of [***] basis points beginning immediately if the “from” product is over than 10 years old.
New product will start a new CDSC schedule. No like for like product transfers are allowed.
From product is American States Annuities, ERA, PAR, Preference EIA, QPA III, QPA III Plus, QPA IV, QPA V, QPA V Plus, QPA VI, Safekey EIA, Safekey I, Safekey II, Safekey III, TAP, and WAMU Annuities:
Product must be out of CDSC.
To product is FSFP Solutions Plus, Symetra Custom Fixed Annuity, Symetra Secure Fixed Annuity, Symetra Select Fixed Annuity, Symetra Fixed Indexed Annuity, Symetra Flex Premium Plus, or Preference FP:
Full compensation will be paid according to the terms and conditions of your current base annuity schedule for that product.
New product will start a new CDSC schedule. No like for like product transfers are allowed.
From product is Select:
Product must be out of CDSC.
To product is Symetra Custom Fixed Annuity:
Full compensation will be paid according to the terms and conditions of your current base annuity schedule for that product.
New product will start a new CDSC schedule. No like for like product transfers are allowed.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN
NOTICE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS INTERNAL TRANSFER SCHEDULE OR PROVISIONS.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

STAT #: 19-17-9121
LSA-634c_WMF 10/2006	Page 1 of 1	SSN/TAX ID #: 33-0339296
DOC CODE: AMD
NAME: LSA-634c_WMF Addendum
# OF PGS: 1/1

Addendum to Agency Agreement
Effective 02/22/07
Symetra Life Insurance Company
Life Commission Schedule Endorsement
Financial Institution
Individual Life Policies
Box checked indicates the products to be distributed through this agreement.
☐ Symetra Term Life

Commission
Percentage
10 Yr level Term	[***]% of Annual Premium less policy fee
15 Yr level Term	[***]% of Annual Premium less policy fee
20 Yr level Term	[***]% of Annual Premium less policy fee
30 Yr level Term	[***]% of Annual Premium less policy fee
☐ Symetra Accelerated Universal Life

	Commission Percentage on	Life Expense Allowance
Age	Annual Premium	(Over-ride)	Total Payout

First Year
0-80	[***]% premium up to 1st Annual Target	[***]% of Commission	[***]% up to Target
0-80	[***]% on Premium over Target	[***]% of Commission	[***]% of Premium over Target
Renewal
0-80	[***]% of Premium	[***]% of Commission	[***]% of Premium
Service Fee Period	Percentage of Premium
7th & subsequent policy years	[***]%	n/a	[***]%
•	Life Expense Allowance (over-ride): Paid on Accelerated UL first year and renewal commissions. Over-ride is equal to [***]% of the base commission.

•	Term Riders on Accelerated Universal Life — First Year & Renewal Commissions 2nd through 6th policy years Same Rate as Base Policy

SUPPLEMENTAL BENEFITS	Available With	Commission
Accidental Death Benefit	Term life, Accelerated Universal Life	Same First-Year Rate as Base Policy
Waiver of Premium	Term life, Accelerated Universal Life	Same First-Year Rate as Base Policy
Insured Children’s Benefit	Term life, Accelerated Universal Life	50% of premium
Not all products are filed in all states. Contact your local SYMETRA office for further information.
THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.
Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized and appointed to represent Company.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

STAT#: 19-17-9121
LSA-653 8/2006	Page 1 of 1	SSN/TAX ID #: 33-0339296
DOC CODE: AMD
NAME: 538 653 650 LSA PGS
# OF PGS: 3 pgs total

Addendum to Agency Agreement
Effective 02/22/07
Symetra Life Insurance Company
Simplified Issue Life Insurance Commission Schedule Endorsement
Financial Institutions
Basic First-Year Commissions

TERM POLICIES AND RIDERS
Simplified Issue

SYMETRA TERM LIFE INSURANCE
10-Year and 20-Year Level Term	[***]	%

SUPPLEMENTAL BENEFITS
Accidental Death and Waiver of Premium	Same First-Year Rate as Base Policy
Insured Children’s Benefit	[***]	%
Basic Renewal Commissions 2nd through 4th Policy Year
TERM POLICIES AND RIDERS

2nd policy year	[***]	%
3rd policy year	[***]	%
4th policy year	[***]	%
5th and later policy year	[***]	%
Not all products are filed in all states. Contact your local Symetra office for further information.
THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.
Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized and appointed to represent Company.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-650 10/2006	Page 1 of 1

Symetra Life Insurance Company
Annualized Commissions Endorsement
For Financial Institutions
Individual Life Policies
Obligation
1.	Agency agrees to pay Company, on demand, the amount of any advances hereunder then remaining unearned by Agency and/or any sub-Agency supervised by Agency.

2.	As security for repayment, Agency grants Company a security interest in each of the following (hereafter collectively referred to as the “collateral”):
a.	rights to all future commissions due from Company and proceeds from the sale or other disposition of the commissions.
Agency authorizes Company, at any time it deems itself insecure, to receive and retain all such collateral until the advances have been repaid.
3.	Upon termination of Agency Agreement, the commuted value of all future Life and Health commissions, as determined by Company, may at the discretion of Company, be applied to offset advances owned by Agency and/or any sub-Agency supervised by Agency. Upon receiving written notice from Company that such action has been taken, Agency will immediately pay Company the balance of advances remaining unearned by Agency and/or any sub-Agency supervised by Agency.
Exclusions
The following Individual Life policies are not eligible for annualized commission advances:
1.	Symetra’s Flexible Premium Variable Life policies.

2.	Other policies as the Company may designate.
Payment Schedule
Payment
Subject to Company requirements and the requirements of this endorsement a portion of certain basic first-year commissions may be paid in advance of the date of receipt of premiums on which they are to be computed.
Calculations
1.	The following schedule shall apply in computing the amount of basic first-year commission (including advances) to be paid for eligible policies:

Mode of Payment of First-Year Premium	Basic First-Year Commission (Including Advances) To Be Paid
Semi-Annual	[***]	Commission on Minimum Semi-Annual Premium
Quarterly	[***]	Commission on Minimum Quarterly Premium
List Bill Lifeco-Matic, Payroll Deduction, EFT, Credit Card & Direct	[***]	Commission on Minimum Monthly Premium
2.	The Company will advance the lesser of the amount annualized according to the mode of payment listed above, or $5,000 of basic first-year commission per eligible policy
THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY OR AGENCY AT ANY TIME BY PROVIDING WRITTEN NOTICE.
The provisions of this endorsement supersede any provisions of prior LSA-114 and LSA-289 endorsements.
Agency is responsible for ensuring that no business is solicited by any representatives until that representative is authorized to represent the Company and this endorsement is in effect.
Endorsement Effective Date: 4-1-2007
Agency Name: WMFS Ins. Svcs. Inc.     Stat Number: 19-17-9121

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-538 10/2005	Page 1 of 1

AMENDMENT
This Amendment to the Agency Agreement is effective as of March 26, 2007.
The following provisions are added to the Payment Schedule for the Symetra Custom Fixed Annuity:
Subject to the applicable conditions specified in LSA 900, increased base commissions as a percentage of premiums will be paid on premiums received by the Company by July 16, 2007, on Custom production by each Agency representative who submits in good order applications dated between March 26, 2007 and April 30, 2007 (“Special Application Period”) and received by May 7, 2007 for which premiums received total a minimum of $[***] as of July 16, 2007, as follows:
For individuals age:
85 and under — [***]%
86 through 90 — [***]%
Payment for this program will be made separately from the current commission payment schedule and will be paid out one time no later than August 10, 2007.
All other provisions of the Agency Agreement remain unchanged.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Amendment to Agency Agreement
Symetra Life Insurance Company
Symetra Select Fixed Annuity Special Marketing Allowance Schedule
This schedule supersedes any previous version of the Symetra Select Fixed Annuity Special Marketing Allowance Schedule, effective as of July 17, 2007.
ADDITIONAL DEFINITIONS:
The following definitions apply to this schedule for purposes of paying special marketing allowance for sales of Symetra Select Fixed Annuity Contracts (“Contracts”):
“Annuitant” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age if the Owner is a non-natural person.
“Attained Age” means the age the Owner has reached based upon birth date with respect to the date each purchase payment is received by Company for the Contract. If purchase payment requires funding from a 1035 exchange, the date on which such payment is funded will be used for this determination. If purchase payment requires funding from multiple 1035 exchanges, the date on which the first exchange is completed will be used for this determination. If joint Owners are named in the Contract, the birth date of the oldest owner will be used for this determination.
“Owner” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age. If the Owner is a non-natural person (such as a business entity or trust), then Company will use the birth date of the oldest Annuitant designated on the Contract application.
SPECIAL MARKETING ALLOWANCE (SMA):
Company shall pay WMFS Insurance Services Inc. for the sales of Symetra Select Fixed Annuity Contracts the following SMA:
•	[***]% on all purchase payments received by Company through the first Contract year* for Attained Ages up to and including age 85

*	Minimum initial purchase payment must be at least $50,000
CHARGEBACKS:
In the event that a Contract is surrendered under the “free look” provision, or otherwise rescinded, then charge backs will be made against all SMA paid with respect to such Contract.
In the event of a partial withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back SMA paid on the amount that exceeds 10% of such Contract’s Policy Value. In the event of a full withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all SMA paid with respect to such Contract. The chargeback will be waived if the withdrawal:
•	Does not exceed the amount withdrawn under the 10%-Free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code Section 72(t) or 401(a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under an annuitization option of the Contract.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-961j 07/2007 Select2	Page 1 of 1	WMFS Ins Serv Inc. (Stat 19-17-9121)

Amendment to Agency Agreement
Symetra Life Insurance Company
Symetra Select Fixed Annuity Compensation Schedule
This schedule supersedes any previous version of the Symetra Select Fixed Annuity Compensation Schedule, effective as of July 17, 2007.
ADDITIONAL DEFINITIONS:
The following definitions apply to this schedule for purposes of paying compensation for sales of Symetra Select Fixed Annuity Contracts (“Contracts”):
“Annuitant” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age if the Owner is a non-natural person.
“Attained Age” means the age the Owner has reached based upon birth date with respect to the date each purchase payment is received by Company for the Contract. If purchase payment requires funding from a 1035 exchange, the date on which such payment is funded will be used for this determination. If purchase payment requires funding from multiple 1035 exchanges, the date on which the first exchange is completed will be used for this determination. If joint Owners are named in the Contract, the birth date of the oldest owner will be used for this determination.
“Owner” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age. If the Owner is a non-natural person (such as a business entity or trust), then Company will use the birth date of the oldest Annuitant designated on the Contract application.
COMPENSATION:
Company shall pay WMFS Insurance Services Inc. for the sales of Symetra Select Fixed Annuity Contracts the following compensation:
•	[***]% on all purchase payments received by Company through the first Contract year* for Attained Ages up to and including age 85; and

•	Trail compensation equal to the equivalent of the annual rate of [***]% of the Contracts’ Policy Value (as described in the Contracts), starting immediately and paid out monthly.

*	Minimum initial purchase payment must be at least $50,000
CHARGEBACKS:
In the event that a Contract is surrendered under the “free look” provision, or otherwise rescinded, then charge backs will be made against all compensation paid with respect to such Contract.
In the event of a partial withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back compensation paid on the amount that exceeds 10% of such Contract’s Policy Value. In the event of a full withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all compensation paid with respect to such Contract. The chargeback will be waived if the withdrawal:
•	Does not exceed the amount withdrawn under the 10%-Free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code Section 72(t) or 401(a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under an annuitization option of the Contract.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-961h 07/2007 Select2	Page 1 of 1	WMFS Ins Serv Inc. (Stat 19-17-9121)

ADVANCED COMMISSIONS AGREEMENT FOR FIXED PRODUCTS
This Amendment of the Agency/Sales Agreement (“Amendment”) is made and entered into by Symetra Life Insurance Company (“Company”) and Wamu Investments, Inc. (“Agency”), and is effective as of December 18, 2007.
RECITALS
Company and Agency entered into an agency/sales agreement, effective as of December 18, 2007 (the agency/sales agreement, as subsequently amended, shall hereinafter be referred to as the “Agency Agreement”);
Agency (or sub-agencies supervised by Agency) currently submits certain Company product applications to Company in which the purchase payments are funded via one or multiple external transfers;
Company and Agency desire to establish the terms and conditions on which Company will pay Agency an unearned amount equal to anticipated commissions on said applications in advance of receiving the fully funded purchase payments (“Advanced Commissions”); and
Company and Agency desire to amend the Agency Agreement as set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, Company and Agency agree as follows:
A. PRIOR AGREEMENTS OR AMENDMENTS REGARDING THE PAYMENT OF ADVANCED COMMISSIONS:
This Amendment supersedes and replaces all prior agreements or amendments regarding the payment of Advanced Commissions.
B. PAYMENT:
1.	Subject to the terms of the Agency Agreement (including this Amendment), Company will pay Agency Advanced Commissions for each eligible Company product application submitted by Agency (or sub-agencies supervised by Agency).

2.	Only Company product applications corresponding to the attached product commission schedules will be considered eligible for payment of Advanced Commissions. However, if Company and Agency desire to add additional eligible applications at a later date, then Company may do so by providing written notice to Agency, which will serve as an addendum to this Amendment.

3.	Advanced Commissions will be calculated on a daily basis as submitted eligible Company product applications, in good order, are processed by Company.

LSA1000 10/2007	1	Agent ID: 19-17-9121 SSN/TAX ID: 33-0339296 Doc Code: AAG Name: Adv Comm Agreement # of Pages: 9 pgs total

4.	Advanced Commissions are unearned and constitute unearned compensation by Company to Agency. It is Agency’s obligation to repay Company the amount of Advanced Commissions then remaining unearned by Agency and/or any sub-agency supervised by Agency. As security for repayment, Agency grants Company a security interest in Agency’s future compensation due from Company, until Agency’s obligation has been repaid in full.
C. EXCLUSIONS
1.	Company shall not pay Advanced Commissions on any purchase payments other than the initial purchase payments which are funded via one or more multiple external transfers and which are listed on the product application at the time of submission.
2.	Company shall not pay Advanced Commissions on any product applications submitted with premium payments in the form checks or cash equivalents.
3.	Unless otherwise specified, Company shall not pay any special marketing allowances or trail compensation on any Company product application in advance. If a special marketing allowance or trail compensation is applicable for a Company product sale, then those amounts will be paid out in accordance with Agency’s non-advanced special marketing allowance and trail compensation schedules.
D. REPAYMENT OF ADVANCED COMMISSIONS
1.	Applications on which the full anticipated external transfer of funds is not received by Company within 120 days from the date on which Advanced Commissions were paid will be construed as unfunded.
2.	Agency agrees to repay Company, on demand, the amount of any Advanced Commissions paid which remain unearned after 120 days.
3.	Company shall have the right to chargeback unearned Advanced Commissions against all current and future compensation which has not yet been paid to Agency.
E. TERMINATION:
1.	Company shall have the right to terminate this Amendment in its sole discretion, upon providing written notice to Agency.
2. Upon termination of the Agency Agreement, this Amendment will terminate immediately.
3.	Upon termination of the Agency Agreement, the commuted value of all future compensation, as determined by Company in its sole discretion, may be applied to offset unearned Advanced Commissions owed by Agency and/or any sub-agency supervised by Agency. Upon receiving written demand from Company, Agency will immediately pay Company the balance of Advanced Commissions remaining unearned by Agency and/or any sub-agency supervised by Agency.

LSA1000 10/2007	2

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date indicated above.

COMPANY Symetra Life Insurance Company			AGENCY Agency Name: Wamu Investments, Inc.

Signature:	/s/ Patrick B. McCormick		Signature:	/s/ Christi Hyatt

	Signatory:	Patrick B. McCormick		Signatory:	Christi Hyatt
	Title:	Sr. Vice President		Title:	FVP
	Date:	12/28/2007		Date:	12-14-07

LSA1000 10/2007	3

Symetra Life Insurance Company
Symetra Custom 7 Fixed Annuity Advanced Commissions Schedule
DEFINITIONS:
The following definitions apply to this schedule for purposes of paying Advanced Commissions for submission of Symetra Custom Fixed Annuity applications (“Application(s)”):
“Advanced Commissions” means an unearned amount equal to anticipated commissions that Company will pay to Agency on submitted Applications in advance of receiving the fully funded purchase payments.
“Annuitant” means the person named on the application, whose birth date will be used by Company in determining the Attained Age if the Owner is a non-natural person.
“Attained Age” means the age the Owner has reached based upon birth date with respect to the date each purchase payment is received by Company for the Contract. If joint Owners are named in the Contract, the birth date of the oldest Owner will be used for this determination.
“Owner” means the person named on the application, whose birth date will be used by Company in determining the Attained Age. If the Owner is a non-natural person (such as a business entity or trust), then Company will use the birth date of the oldest Annuitant designated on the application.
“Contract” means an Application for which the purchase payment is paid to Company (all funds have been transferred to Company) and Application is processed then issued by Company.
“Broker-of-Record” means the person designated on an Application that is able to contract directly with the Owner and is entitled to receive compensation. More than one Broker-of-Record may be named on each Application. In the case of Advanced Commissions payment, the Broker-of-Record shall be the insurance licensed agency(ies) that such person(s) designates.
TERMS:
This schedule is subject to all terms of Agency’s agency/sales agreement and the advanced commission amendment (LSA 1000a).
PAYMENT:
For each Application submitted by Agency or sub-agencies supervised by Agency, Company will pay Advanced Commissions equal to:

Purchase payment amount indicated on submitted Application*	x	Product commission rate	x	[***]%**	x	Any applicable percentage split between Agency and other Broker-of-Record(s)

*	If Agency submits one or more Company annuity product applications for the same product within a 12-month period for the same Owner, Agency’s Advanced Commissions may be reduced in Company’s sole discretion if the total amount of anticipated funds equals $1 million or more. An application with joint Owners is considered to have only one Owner. Company shall have the right to decline any application above this $1 million limit.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING 30 DAYS WRITTEN NOTICE.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
LSA-1100 07/2007 Stat 19-17-912

Company shall not pay Advanced Commissions on any purchase payments other than the initial purchase payments which are funded via one or more multiple external transfers and which are listed on the product application at the time of submission.

**	Company shall have the right to reduce this percentage in its sole discretion, upon providing 30 days written, notice to Agency, if Company reasonably determines, in its sole discretion, that there are significant issues regarding recovery of the Advanced Commissions based on applications or business received or not received by Company.
Product commission rate shall be equal to:
•	[***]% for Attained Ages 85 and under;

•	[***]% for Attained Ages 86 to 90; plus

•	Trail compensation equal to the equivalent of the annual rate of [***]% of the Contract’s Policy Value (as described in the contract), starting immediately and paid out monthly.
CHARGEBACKS:
In the event that a Contract is surrendered under the “free look” provision, or otherwise rescinded, then chargebacks of unearned Advanced Commissions paid with respect to such Contract will be made against all current and future compensation which has not yet been paid to Agency.
In the event of withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all Advanced Commission with respect to such Contract. However, the chargeback will be waived if the withdrawal:
•	Does not exceed the amount available under the 10%-free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code of 1986 (as amended) Section 72(t) or 401(a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under annuitization option of the Contract.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING 30 DAYS WRITTEN NOTICE.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
LSA-1100 07/2007 Stat 19-17-9121

Symetra Life Insurance Company
Symetra Secure Fixed Annuity Advanced Commissions Schedule
DEFINITIONS:
The following definitions apply to this schedule for purposes of paying Advanced Commissions for submission of Symetra Secure Fixed Annuity applications (“Application(s)”):
“Advanced Commissions” means an unearned amount equal to anticipated commissions that Company will pay to Agency on submitted Applications in advance of receiving the fully funded purchase payments.
“Annuitant” means the person named on the application, whose birth date will be used by Company in determining the Attained Age if the Owner is a non-natural person.
“Attained Age” means the age the Owner has reached based upon birth date with respect to the date each purchase payment is received by Company for the Contract. If joint Owners are named in the Contract, the birth date of the oldest Owner will be used for this determination.
“Owner” means the person named on the application, whose birth date will be used by Company in determining the Attained Age. If the Owner is a non-natural person (such as a business entity or trust), then Company will use the birth date of the oldest Annuitant designated on the application.
“Contract” means an Application for which the purchase payment is paid to Company (all funds have been transferred to Company) and Application is processed then issued by Company.
“Broker-of-Record” means the person designated on an Application that is able to contract directly with the Owner and is entitled to receive compensation. More than one Broker-of-Record may be named on each Application. In the case of Advanced Commissions payment, the Broker-of-Record shall be the insurance-licensed agency(ies) that such person(s) designates.
TERMS:
This schedule is subject to all terms of Agency’s agency/sales agreement and the advanced commission amendment (LSA 1000a).
PAYMENT:
For each Application submitted by Agency or sub-agencies supervised by Agency, Company will pay Advanced Commissions equal to:

Purchase payment amount indicated on submitted Application*	x	Product commission rate	x	[***]%**	x	Any applicable percentage split between Agency and other Broker-of-Record(s)

*	If Agency submits one or more Company annuity product applications for the same product within a 12-month period for the same Owner, Agency’s Advanced Commissions may be reduced in Company’s sole discretion if the total amount of anticipated funds equals $1 million or more. An application with joint Owners is considered to have only one Owner. Company shall have the right to decline any application above this $1 million limit.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING 30 DAYS WRITTEN NOTICE.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
LSA-1106 07/2007 Stat 19-17-9121

Company shall not pay Advanced Commissions on any purchase payments other than the initial purchase payments which are funded via one or more multiple external transfers and which are listed on the product application at the time of submission.

**	Company shall have the right to reduce this percentage in its sole discretion, upon providing 30 days written notice to Agency, if Company reasonably determines, in its sole discretion, that there are significant issues regarding recovery of the Advanced Commissions based on applications or business received or not received by Company.
Product commission rate shall be equal to:
•	[***]% for Attained Ages 85 and under; and

•	Trail compensation equal to the equivalent of the annual rate of [***]% of the Contract’s Policy Value (as described in the Contract), starting immediately and paid out monthly.
CHARGEBACKS:
In the event that a Contract is surrendered under the “free look” provision, or otherwise rescinded, then chargebacks of unearned Advanced Commissions paid with respect to such Contract will be made against all current and future compensation which has not yet been paid to Agency.
In the event of a withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all Advanced Commissions with respect to such Contract. However, the chargeback will be waived if the withdrawal:
•	Does not exceed the amount available under the 10%-Free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code of 1986 (as amended) Section 72(t) or 401(a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under an annuitization option of the Contract.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING 30 DAYS WRITTEN NOTICE.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
LSA-1106 07/2007 Stat 19-17-9121

Symetra Life Insurance Company
Symetra Select Fixed Annuity Advanced Commissions Schedule
DEFINITIONS:
The following definitions apply to this schedule for purposes of paying Advanced Commissions for submission of Symetra Select Fixed Annuity applications (“Application(s)”):
“Advanced Commissions” means an unearned amount equal to anticipated commissions that Company will pay to Agency on submitted Applications in advance of receiving the fully funded purchase payments.
“Annuitant” means the person named on the application, whose birth date will be used by Company in determining the Attained Age if the Owner is a non-natural person.
“Attained Age” means the age the Owner has reached based upon birth date with respect to the date each purchase payment is received by Company for the Contract. If joint Owners are named in the Contract, the birth date of the oldest Owner will be used for this determination.
“Owner” means the person named on the application, whose birth date will be used by Company in determining the Attained Age. If the Owner is a non-natural person (such as a business entity or trust), then Company will use the birth date of the oldest Annuitant designated on the application.
“Contract” means an Application in which the purchase payment is paid to Company (all funds have been transferred to Company) and Application is processed then issued by Company.
“Broker-of-Record” means the person designated on an Application that is able to contract directly with the Owner and is entitled to receive compensation. More than one Broker-of-Record may be named on each Application. In the case of Advanced Commissions payment, the Broker-of-Record shall be the insurance-licensed agency(ies) that such person(s) designates.
TERMS:
This schedule is subject to all terms of Agency’s agency/sales agreement and the advanced commission amendment (LSA 1000a). The minimum initial purchase payment for each First Symetra Select Annuity application must be at least $50,000.
PAYMENT:
For each Application submitted by Agency or sub-agencies supervised by Agency, Company will pay Advanced Commission equal to:

Purchase payment amount indicated on submitted Application*	x	Product commission rate	x	[***]%**	x	Any applicable percentage split between Agency and other Broker-of-Record(s)

*	If Agency submits one or more Company annuity product applications for the same product within a 12-month period for the same Owner, Agency’s Advanced Commissions may be reduced in Company’s sole discretion if the total amount of anticipated funds equals $1 million or more. An application with joint Owners is considered to have only one Owner. Company shall have the right to decline any application above this $1 million limit.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING 30 DAYS WRITTEN NOTICE.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
LSA1112 07/2007 Stat 19-17-9121 Sel2

Company shall not pay Advanced Commissions on any purchase payments other than the initial purchase payments which are funded via one or more multiple external transfers and which are listed on the product application at the time of submission.

**	Company shall have the right to reduce this percentage in its sole discretion, upon providing 30 days written notice to Agency, if Company reasonably determines, in its sole discretion, that there are significant issues regarding recovery of the Advanced Commissions based on applications or business received or not received by Company.
Product commission rate shall be equal to:
•	[***]% for Attained Ages 85 and under; plus

•	Trail compensation equal to the equivalent of the annual rate of [***]% of the Contract’s Policy Value (as described in the Contract), starting immediately and paid out monthly.
CHARGEBACKS:
In the event that a Contract is surrendered under the “free look” provision, or otherwise rescinded, then chargebacks of unearned Advanced Commissions paid with respect to such Contract will be made against all current and future compensation which has not yet been paid to Agency.
In the event of a withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all Advanced Commissions with respect to such Contract. However, the chargeback will be waived if the withdrawal:
•	Does not exceed the amount available under the 10%-Free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code of 1986 (as amended) Section 72(t) or 401(a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under an annuitization option of the Contract.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING 30 DAYS WRITTEN NOTICE.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.
LSA1112 07/2007 Stat 19-17-9121 Sel2

Agent ID: 19-17-9121
SSN/Tax ID: 33-0339296
Doc Code: AMD
Name: Suitability Amendment
# of Pages: 2 pgs total
AMENDMENT
Suitability
Agency shall be primarily responsible for the suitability of Company product sales by Agency representatives under all applicable state and federal laws, rules and regulations (“applicable laws”), and for the training, supervision and control of Agency representatives in connection with their solicitation activities regarding Company products. Agency shall do each of the following:
1.	Provide or make provisions for providing training to Agency representatives regarding the sale of Company products, including but not limited to training on requirements regarding suitability, replacement and anti-money laundering.

2.	Establish and maintain a system to supervise recommendations by Agency representatives to customers, which shall be reasonably designed to achieve compliance with all applicable laws.

3.	Establish and maintain procedures for capturing customer information which enable the Agency to make its suitability determination in accordance with all applicable laws, and for assuring Agency’s compliance with all applicable laws.

4.	Maintain accurate records and conduct periodic reviews of its records to verify that Agency is in compliance with all applicable laws, and make such records available to Company at any reasonable time upon written request.

5.	Submit to Company a certification signed by an officer of the Agency, at any reasonable time upon written request, which certifies that Agency has a reasonable basis to believe that it is in compliance with its policies and procedures and with all applicable laws.

6.	Company shall have the right at its expense, upon reasonable notice to Agency, to audit Agency records and practices in order to determine whether the Agency is in compliance with its policies and procedures and with all applicable laws.
Complaints
1. Agency must notify Company immediately if it becomes aware of any written or verbal complaint involving a Company product. A complaint is any communication primarily expressing a grievance. The distinction between an inquiry and a grievance lies in the language used and a reasonable interpretation of that language.
2. Agency and Company shall fully cooperate with each other, in the event of any regulatory inquiry or proceeding.
LSA 2030

Amendment to Agency/Sales Agreement
Effective as of September 15, 2008
Symetra Life Insurance Company
Symetra Custom 5 Fixed Annuity Compensation Schedule
ADDITIONAL DEFINITIONS:
The following definitions apply to this schedule for purposes of paying compensation for sales of Symetra Custom 5 Fixed Annuity Contracts (“Contracts”):
“Annuitant” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age if the Owner is a non-natural person.
“Attained Age” means the age the Owner has reached based upon birth date with respect to the date each purchase payment is received by Company for the Contract. If purchase payment requires funding from a 1035 exchange, the date on which such payment is funded will be used for this determination. If purchase payment requires funding from multiple 1035 exchanges, the date on which the first exchange is completed will be used for this determination. If joint Owners are named in the Contract, the birth date of the oldest owner will be used for this determination.
“Owner” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age. If the Owner is a non-natural person (such as a business entity or trust), then Company will use the birth date of the oldest Annuitant designated on the Contract application.
COMPENSATION:
Company shall pay Agency compensation for the sales of Symetra Custom 5 Fixed Annuity Contracts based on one of the following rates:
If the one-year interest rate guaranteed period is selected on a submitted Contract, Agency will receive:
•	[***]% on all purchase payments received by Company through the first Contract year for Attained Ages up to and including 85; and

•	[***]% on all purchase payments received by Company through the first Contract year for Attained Ages 86 through 90.
If the three-year or five-year interest rate guaranteed period is selected on a Contract, Agency will receive:
•	[***]% on all purchase payments received by Company through the first Contract year for Attained Ages up to and including 85; and

•	[***]% on all purchase payments received by Company through the first Contract year for Attained Ages 86 through 90.
Additionally, for any interest rate guaranteed period selected, Agency will receive a trail compensation equal to the equivalent of the annual rate of 50% of the Contracts’ Policy Value (as described in the Contracts), starting immediately and paid out monthly.
CHARGEBACKS:
In the event that a Contract is surrendered under the “free look”, provision, or otherwise rescinded, then charge backs will be made against all compensation paid with respect to such Contract.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-981k 07/2008	Page 1 of 2	Agent ID: 19-17-9121 SSN/Tax ID: 33-0339296 Doc Code: AMD Name: Custom 5 AMD # of Pages: 12 pgs total

In the event of a partial withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back compensation paid on the amount that exceeds 10% of such Contract’s Policy Value. In the event of a full withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all compensation paid with respect to such Contract. The chargeback will be waived if the withdrawal:
•	Does not exceed the amount available under the 10%-Free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code Section 72(t) or 401 (a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under an annuitization option of the Contract.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE SYMETRA CUSTOM 5 FIXED ANNUITY SCHEDULE.

LSA-981k 07/2008	Page 2 of 2	WMFS Insurance Services Inc. (known in certain states as WAMU Investments Inc.) 19-17-9121

Amendment to Agency/ Sales Agreement
Effective as of September 15, 2008
Symetra Life Insurance Company
Symetra Custom 5 Fixed Annuity Special Marketing Allowance Schedule
ADDITIONAL DEFINITIONS:
The following definitions apply to this schedule for purposes of paying special marketing allowance for sales of Symetra Custom 5 Fixed Annuity Contracts (“Contracts”):
“Annuitant” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age if the Owner is a non-natural person.
“Attained Age” means the age the Owner has reached based upon birth date with respect to the date each purchase payment is received by Company for the Contract. If purchase payment requires funding from a 1035 exchange, the date on which such payment is funded will be used for this determination. If purchase payment requires funding from multiple 1035 exchanges, the date on which the first exchange is completed will be used for this determination. If joint Owners are named in the Contract, the birth date of the oldest owner will be used for this determination.
“Owner” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age. If the Owner is a non-natural person (such as a business entity or trust), then Company will use the birth date of the oldest Annuitant designated on the Contract application.
SPECIAL MARKETING ALLOWANCE (SMA):
Company will pay Agency for the sales of Symetra Custom 5 Fixed Annuity Contracts the following SMA:
•	[***]% on all purchase payments received by Company through the first Contract year for Attained Ages 90 and under
CHARGEBACKS:
In the event that a Contract is surrendered under the “free look” provision, or otherwise rescinded, then charge backs will be made against all SMA paid with respect to such Contract.
In the event of a partial withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back SMA paid on the amount that exceeds 10% of such Contract’s Policy Value. In the event of a full withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all SMA paid with respect to such Contract. The chargeback will be waived if the withdrawal:
•	Does not exceed the amount available under the 10%-Free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code Section 72(t) or 401(a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under an annuitization option of the Contract.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE SYMETRA CUSTOM 5 FIXED ANNUITY SPECIAL MARKETING ALLOWANCE SCHEDULE.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-981 07/2007	Page 1 of 1	WMFS Insurance Services Inc. (known in certain states as WAMU Investments Inc.) 19-17-9121

Amendment to Agency/ Sales Agreement
Effective as of September 23, 2008
Symetra Life Insurance Company
Symetra Custom 5 Fixed Annuity Compensation Schedule
ADDITIONAL DEFINITIONS:
The following definitions apply to this schedule for purposes of paying compensation for sales of Symetra Custom 5 Fixed Annuity Contracts (“Contracts”):
“Annuitant” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age if the Owner is a non-natural person.
“Attained Age” means the age the Owner has reached based upon birth date with respect to the date each purchase payment is received by Company for the Contract. If purchase payment requires funding from a 1035 exchange, the date on which such payment is funded will be used for this determination. If purchase payment requires funding from multiple 1035 exchanges, the date on which the first exchange is completed will be used for this determination. If joint Owners are named in the Contract, the birth date of the oldest owner will be used for this determination.
“Owner” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age. If the Owner is a non-natural person (such as a business entity or trust), then Company will use the birth date of the oldest Annuitant designated on the Contract application.
COMPENSATION:
Company shall pay Agency for the sales of Symetra Custom 5 Fixed Annuity Contracts the following compensation:
•	[***]% on all purchase payments received by Company through the first Contract year for Attained Ages up to and including 85;

•	[***]% on all purchase payments received by Company through the first Contract year for Attained Ages 86 through 90; and

•	Trail compensation equal to the equivalent of the annual rate of [***]% of the Contracts’ Policy Value (as described in the Contracts), starting immediately and paid out monthly.
CHARGEBACKS:
In the event that a Contract is surrendered under the “free look” provision, or otherwise rescinded, then charge backs will be made against all compensation paid with respect to such Contract.
In the event of a partial withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back compensation paid on the amount that exceeds 10% of such Contract’s Policy Value. In the event of a full withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all compensation paid with respect to such Contract. The chargeback will be waived if the withdrawal:
•	Does not exceed the amount available under the 10%-Free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code Section 72(t) or 401(a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under an annuitization option of the Contract.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE SYMETRA CUSTOM 5 FIXED ANNUITY SCHEDULE.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-981k 08/2008	Page 1 of 1	Agent ID: 19-17-9121 SSN/Tax ID: 33-0339296 Doc Code: AMD Name: Custom 5 Addendum # of Pages: 2 pgs total

Amendment to Agency/ Sales Agreement
Effective as of September 23, 2008
Symetra Life Insurance Company
Symetra Custom 5 Fixed Annuity Special Marketing Allowance Schedule
ADDITIONAL DEFINITIONS:
The following definitions apply to this schedule for purposes of paying special marketing allowance for sales of Symetra Custom 5 Fixed Annuity Contracts (“Contracts”):
“Annuitant” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age if the Owner is a non-natural person.
“Attained Age” means the age the Owner has reached based upon birth date with respect to the date each purchase payment is received by Company for the Contract. If purchase payment requires funding from a 1035 exchange, the date on which such payment is funded will be used for this determination. If purchase payment requires funding from multiple 1035 exchanges, the date on which the first exchange is completed will be used for this determination. If joint Owners are named in the Contract, the birth date of the oldest owner will be used for this determination.
“Owner” means the person named on the Contract application, whose birth date will be used by Company in determining the Attained Age. If the Owner is a non-natural person (such as a business entity or trust), then Company will use the birth date of the oldest Annuitant designated on the Contract application.
SPECIAL MARKETING ALLOWANCE (SMA):
Company will pay Agency for the sales of Symetra Custom 5 Fixed Annuity Contracts the following SMA:
•	[***]% on all purchase payments received by Company through the first Contract year for Attained Ages 90 and under
CHARGEBACKS:
In the event that a Contract is surrendered under the “free look” provision, or otherwise rescinded, then charge backs will be made against all SMA paid with respect to such Contract.
In the event of a partial withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back SMA paid on the withdrawal amount that exceeds 10% of such Contract’s Policy Value. In the event of a full withdrawal within twelve (12) months from a Contract’s issue date, Agency will be charged back all SMA paid with respect to such Contract. The chargeback will be waived if the withdrawal:
•	Does not exceed the amount available under the 10%-Free Withdrawal provision of the Contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code Section 72(t) or 401(a)(9) for qualified plans and Section 72 (q) or 72 (s) for non-qualified plans;

•	Is a payout under an annuitization option of the Contract.
THIS SCHEDULE MAY BE MODIFIED OR CANCELED BY COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE. THIS SCHEDULE SUPERSEDES ANY PREVIOUS VERSION OF THE SYMETRA CUSTOM 5 FIXED ANNUITY SPECIAL MARKETING ALLOWANCE SCHEDULE.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-981 07/2007	Page 1 of 1	WMFS Insurance Services Inc. (known in certain states as WAMU Investments Inc.) 19-17-9121

ADDENDUM
This Addendum to the Agency Agreement (“Addendum”) is made and entered into by Symetra Life Insurance Company (“Company”) and WMFS Insurance Services Inc. (known in certain states as WAMU Investments Inc.) (“Agency”), and is effective as of September 23, 2008 (“Effective Date”).
RECITALS
Company and Agency entered into an Agency Agreement, effective as of March 10, 2006 (“Agreement”); and
Company and Agency desire to supplement the Agreement as set forth below.
NOW, THEREFORE, in consideration of the mutual covenants and undertakings set forth herein, Company and Agency agree as follows:
1.	As of Effective Date, Agency agrees to add the attached commission schedule for the Select 3 Fixed Annuity product to the Agreement.

2.	All other provisions in the Agreement will remain in effect.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date indicated below.

Symetra Life Insurance Company
Agent ID: 19-17-9121
By:	/s/ Pat McCormick	SSN/Tax ID: 33-0339296
	Pat McCormick	Doc Code: AMD
	Senior Vice President	Name: Select 3 Addendum
	Date: 9/17/08	# of Pages: 2 pgs total
WMFS Insurance Services Inc. (known in certain states as WAMU Investments Inc.)

By:	/s/ Christi Hyatt
	Print Name:	Christi Hyatt
	Title:	FVP Strategic Partner & Product Mgt.
	Date:	9/15/08
Stat 19-17-9121

COMMISSION SCHEDULE
FOR FIXED ANNUITY PRODUCTS

Internal
Product Name	Compensation Rate	LSA Code
Select 3	• [***]% on all purchase payments received by Company through the first contract year for Attained Ages up to and including 85.	2041b

• Trail compensation equal to the equivalent of the annual rate of [***]% of the contracts’ policy value, starting immediately and paid out monthly.

• If the contract owner renews the contract to a new three year term at any time after the third contract year, Company will pay Agency [***]% of the contract value upon renewal.

•   If the contract owner does not renew the contract at the end of the third contract year, Company will cease to pay Agency the [***]% trail compensation, but will instead pay an annual trail compensation equal to [***]% of the contract value every year until the contract is surrendered or transferred. This trail compensation will be paid monthly as [***]% times the prior month end contract value.

CHARGEBACKS:
In the event that a contract is surrendered under the “free look” provision, or otherwise rescinded, then charge backs will be made against all compensation paid with respect to such contract.
In the event of a partial withdrawal within twelve (12) months from a contract’s issue date, Agency will be charged back compensation paid on the amount that exceeds 10% of such contract’s policy value. In the event of a full withdrawal within twelve (12) months from a contract’s issue date, Agency will be charged back all compensation paid with respect to such contract. The chargeback will be waived if the withdrawal:
•	Does not exceed the amount withdrawn under the 10%-Free Withdrawal provision of the contract;

•	Is a non-commissionable transfer or rollover between Company products;

•	Is made after the Owner is deceased or becomes confined in a hospital or nursing home;

•	Is part of a series of systematic withdrawals pursuant to Internal Revenue Code Section 72(t) or 401 (a)(9) for qualified plans and Section 72(q) or 72(s) for non-qualified plans;

•	Is a payout under an annuitization option of the contract.
Stat 19-17-9121

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

7.07.027.b.012
ASSIGNMENT OF AGENCY AGREEMENT BETWEEN SYMETRA LIFE
INSURANCE COMPANY AND WAMU INVESTMENTS, INC. (formerly WM
FINANCIAL SERVICES, INC.)
This Assignment (“Assignment”) to the Agency Agreement dated March 10, 2006 (“Agency Agreement”) is made and entered into effective as of May 2, 2009 among Symetra Life Insurance Company (“Symetra”), WaMu Investments, Inc. (formerly WM Financial Services, Inc.) (“WMII”), WMFS Insurance Services, Inc. (“WMFSISI”) and Chase Insurance Agency, Inc. (“CIA”).
     WHEREAS, Symetra, WMII and WMFSISI entered into the Agency Agreement on March 10, 2006;
     WHEREAS, WMII and WMFSISI now desire to assign their rights and obligations under the Agency Agreement to CIA effective May 2, 2009 (“Effective Date”) and CIA agrees to assume all the rights and obligations of WMII and WMFSISI under the Agency Agreement;
     WHEREAS, Symetra consents to the assignment of the rights and obligations of WMII and WMFSISI under the Agency Agreement to CIA;
     WHEREAS, Symetra and CIA entered into an Agency Agreement effective September 26, 2006 (“CIA Agreement”);
NOW, THEREFORE, the parties agree as follows:
Agreement
1.	Assignment. As of the Effective Date, WMII and WMFSISI hereby assign their rights and obligations under the Agency Agreement to CIA and CIA hereby assumes all the rights and obligations of WMII and WMFSISI thereunder. Symetra hereby consents to such assignment.

2.	Notices. Commencing on the Effective Date all notices to CIA shall be delivered to the following address:

Chase Insurance Agency, Inc.

Attention: Merle F. Gehman

Annuity & Insurance Product Management 270 Park Avenue, 10th Floor New York, NY 10017

3.	Applicability of the WMII Agreement. The parties agree that (i) the Agency Agreement shall govern the roles and responsibilities of CIA and Symetra only with respect to business sold (including additions to such business) under the Agency Agreement on or before May 1, 2009; and that, anything to the contrary in the Agency Agreement notwithstanding, the Agency Agreement shall remain in effect only for the purpose of servicing such business; and (ii) any business sold by CIA on and after May 2, 2009 shall be governed by the CIA Agreement.
4.	No Other Modification. Except as provided above, all the terms of the Agency Agreement will remain in full force and effect.

5.	Counterparts. This Assignment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together will constitute one single agreement between the Parties.
The parties have caused this Assignment to be executed by their duly authorized representatives as of the Effective Date.

Symetra Life Insurance Company
By:	/s/ Patrick B. McCormick
Name and Title: Patrick B. McCormick, Sr. Vice President

WaMu Investments, Inc.
By:	/s/ Robert Cecilio
Name and Title: Robert Cecilio, President

WMFS Insurance Services, Inc.
By:	/s/ Robert Cecilio
Name and Title: Robert Cecilio, Senior Vice President

Chase Insurance Agency, Inc.
By:
Name and Title: Laura Pantaleo, President

before May 1, 2009; and that, anything to the contrary in the Agency Agreement notwithstanding, the Agency Agreement shall remain in effect only for the purpose of servicing such business; and (ii) any business sold by CIA on and after May 2, 2009 shall be governed by the CIA Agreement.

4.	No Other Modification. Except as provided above, all the terms of the Agency Agreement will remain in full force and effect.

5.	Counterparts. This Assignment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together will constitute one single agreement between the Parties.
The parties have caused this Assignment to be executed by their duly authorized representatives as of the Effective Date.

Symetra Life Insurance Company
By:	/s/ Patrick B. McCormick
Name and Title: Patrick B. McCormick Senior Vice President

WaMu Investments, Inc.
By:
Name and Title: Robert Cecilio, President

WMFS Insurance Services, Inc.
By:
Name and Title: Robert Cecilio, Senior Vice President

Chase Insurance Agency, Inc.
By:	/s/ Laura Pantaleo
Name and Title: Laura Pantaleo, President

Amendment to Agency/ Sales Agreement
Effective as of May 2, 2009
Symetra Life Insurance Company
Individual Life Policies
Commission Schedule Terms and Conditions
Terms
1.	Commissions are payable on premiums paid to the Company. Basic and Renewal commissions are vested and constitute full compensation to the designated writing agency. The writing agency will be paid all Basic and Renewal Commissions which are calculated according to the Commission Schedule Individual Life Policies Endorsement Form included in this contract. There may be a maximum of two writing agencies per coverage. Basic and renewal commissions for any increase in coverage are paid to the writing agency of that increase. When the balance due is less than a reasonable minimum sum, established by the Company, payments may be paid only as the minimum amount is reached.

2.	To change the writing agency, written consent from the current writing agency must be submitted to the Company’s Home Office. The Company reserves the right through its Home Office to approve any such request and is not bound by such change until approved by the Company’s Home Office. The new writing agency is subject to the provisions in this agreement. The Company assumes no responsibility for the validity of the change of writing agency and the Company is held harmless with regard to any amount paid by it to the new writing agency. Any change of writing agency must comply with all applicable state laws and regulations. For those policies identified in writing as a part of the change in writing agency, the future compensation and all past, present and future obligations are transferred to the new writing agency.

3.	Service fees are payable on premiums paid to the Company. Such Service Fees constitute full compensation to the designated servicing agency. The service fee is calculated according to the Commission Schedule Individual Life Policies Endorsement Form included in this contract. The servicing agency will be paid all the service fees. During the calendar years in which the Servicing Agency receives a minimum of $1,000.00 in first year commission for Individual Life policies service fees will be paid. When the balance due is less than a reasonable minimum sum, established by the Company, payments may be paid only as the minimum amount is reached.

4.	The servicing agency may be designated by the policyowner or by the writing agency at the time of policy issue. Changing to a new servicing agency requires written consent from the policyowner to be submitted to the Company’s Home Office. The Company reserves the right through its Home Office to approve any such request and is not bound by such change until approved by the Company’s Home Office. If the servicing agency is not specifically designated then the writing agency will be the servicing agency.

5.	Trail commissions, if applicable, are vested and payable to the writing agency of the original base policy. These commissions are calculated according to Section 3 of the Commission Schedule Individual Life Policies Endorsement Form included in this contract. If trail commissions are earned they will be paid on the first commission statement following the policy anniversary.

6.	The Company reserves the right to reduce compensation when the face amount exceeds the sum of the Company’s retention limit plus automatic reinsurance coverage.

7.	In event of a policy lapse a repayment to Symetra Life of the commission previously paid to Insurance Agency on such policy will be required and will be calculated as follows for Symetra Single Premium Permanent Life if included in your schedule:

100% commission charge back for 12 months for policy terminations other than death of the insured.

8.	In addition to commission payable, the Company may award to the writing agency Annual First Year Premium (AFYP) production credit. AFYP is a measurement of production that is equal to the required first year premium on an annual payment mode. Net AFYP is the production credit issued by the Company on business written during the calendar year minus the production credited to policies that have lapsed during the year prior to their first renewal.

9.	When a writing agency sells additional insurance riders commissions will be calculated and paid according to the Commission Schedule Individual Life Policies Endorsement Form included in this contract.

LSA-461ch 04/2009	Page 1 of 2	Agency: Chase Insurance Agency Inc. 24-33-9916

10.	If this Agency Agreement is terminated, the commissions payable to the writing agency shall be limited to those payable as first year and renewal commissions at the rate provided in the Commission Schedule Individual Life Policies Endorsement Form in effect on the date of termination.

11.	No Commissions or service fees will be paid with respect to:
a.	Premiums which are waived under the terms of a policy;

b.	Premiums for temporary extra rating for five years or less;

c.	Premiums for a policy which is a conversion of group life or health insurance coverage; and

d.	Premium paid by automatic premium loan.
12.	When a conversion privilege is exercised, and the new policy is dated as of a current date, commissions will be calculated in accordance with the rules of the Company in effect at the time of such conversion. If the Company determines a policy replaces a policy previously issued by the Company on the same insured, the commission payable for the first year of insurance for the new policy will be calculated in accordance with the rules of the Company in effect at the time of such replacement.

13.	If an Agency is terminated due to uncollectible outstanding agency commission debt, terms defined in section one above will be revoked and Basic and Renewal Commissions will no longer be vested.
Conditions
1.	Agency has no authority to deliver any policy unless the applicant therein is, at the time of delivery, in good health and insurable condition.
2.	Notwithstanding any other provision of this agreement, regarding any policy listed in this agreement’s Commission Schedule Individual Life Policy Endorsement, Agency shall not, to induce any person to insure with Company, pay or allow or offer any illegal rebate of premium or other consideration due and not specified in the policy.
THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.
The provisions of this endorsement supersede any provisions of prior endorsements.
Agency is responsible for ensuring that no business is solicited by any representatives until that representative is authorized to represent the Company and this endorsement is in effect.

LSA-461ch 04/2009	Page 2 of 2

Amendment to Agency/ Sales Agreement
Effective as of May 2, 2009
Symetra Life Insurance Company
Commission Schedule Endorsement
Financial Institution
Enhanced Commission
Basic First-Year Commissions

CASH VALUE POLICIES

☐ Universal Life Policies
Symetra Universal Life (SUL)	[***] %
All premium up to first “Annual Target”
☐ SYMETRA Successor Single Premium Life
Ages 15 years — 80 years	[***]% of Single Premium
Ages 81 — 85 years	[***]% of Single Premium

☐ SYMETRA TERM LIFE INSURANCE
All face amounts
10-Year and 15-Year Level Term	[***]% of Annual Premium less policy fee
20-Year and 30-Year Level Term	[***]% of Annual Premium less policy fee

Policy Term Riders	Same First-Year Rate as Base Policy

SUPPLEMENTAL BENEFITS
Accidental Death,
Guaranteed Insurability Option, and Waiver of Premium	Same First-Year Rate as Base Policy
Insured Children’s Benefit	Same First-Year Rate as Base Policy

Basic Renewal Commissions

CASH VALUE POLICIES
Universal Life Policies
Symetra Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***] %
Symetra Accelerated Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***] %

Policy Term Riders
2nd through 6th policy years	Same Renewal Rate as Base Policy

Life Expense Allowance (Override)

Paid on all Universal Life first year and renewal commission. Override is equal to 50% of the base commission.

Service Fees

Service Fees are payable in the 7th and subsequent policy years as noted below:
Flexible Premium Universal Life	[***] %
plus 2% of the cost of insurance
All other plans except Expert Level Term and Symetra Term Life Insurance	[***] %
Not all products are filed in all states. Contact your local Symetra office for further information.
THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.
Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized and appointed to represent either, or both, Company(ies).

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-5920 03/2009	Page 1 of 1	Agency: Chase Insurance Agency Inc. 24-33-9916

Amendment to Agency/ Sales Agreement
Effective as of May 2, 2009
Symetra Life Insurance Company
Simplified Issued Commission Schedule Endorsement
Financial Institution

Basic First-Year Commissions

CASH VALUE POLICIES
Universal Life Policies
Symetra Universal Life (SUL+)	[***] %
All premium up to first “Annual Target”
SYMETRA Successor Single Premium Life
Ages 15 years - 80 years	[***]% of Single Premium
Ages 81 - 85 years	[***]% of Single Premium

SYMETRA TERM LIFE INSURANCE
All face amounts
10-Year and 15-Year Level Term	[***]% of Annual Premium less policy fee
20-Year and 30-Year Level Term	[***]% of Annual Premium less policy fee

Policy Term Riders	Same First-Year Rate as Base Policy

SUPPLEMENTAL BENEFITS
Accidental Death,
Guaranteed Insurability Option, and Waiver of Premium	Same First-Year Rate as Base Policy
Insured Children’s Benefit	Same First-Year Rate as Base Policy

Basic Renewal Commissions

CASH VALUE POLICIES
Universal Life Policies
Symetra Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***] %
Symetra Accelerated Universal Life
Excess premium over first “Annual Target” through 6th policy year	[***] %

TERM POLICIES AND RIDERS
Annual Renewable Term
2nd through 6th policy years
Symetra Annual Renewable Term	[***] %

Policy Term Riders
2nd through 6th policy years	Same Renewal Rate as Base Policy

Life Expense Allowance (Override)

Paid on all Universal Life first year and renewal commission. Override is equal to 50% of the base commission.

Service Fees

Service Fees are payable in the 7th and subsequent policy years as noted below:
Flexible Premium Universal Life	[***] %
plus 2% of the cost of insurance
All other plans except Expert Level Term and Symetra Term Life Insurance	[***] %
Not all products are filed in all states. Contact your local Symetra office for further information.
THIS ENDORSEMENT MAY BE MODIFIED OR CANCELED BY THE COMPANY AT ANY TIME BY PROVIDING WRITTEN NOTICE.
Agency is responsible for ensuring that no business is solicited by any representative until that representative is authorized and appointed to represent either, or both, Company(ies).

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

LSA-5925 03/2009	Page 1 of 1	Agency: Chase Insurance Agency Inc. 24-33-9916

Amendment to Agency/ Sales Agreement
Effective as May 2, 2009
Symetra Life Insurance Company
Commission Summary — WAMU/ Chase Integration*

Product	Base Commission Rate	Bonus/SMA

Advantage Income	• [***]% for all ages on all contracts submitted on or prior to May 1, 2009 (WAMU rate); and	• [***]% for all ages on all contracts submitted on or prior to May 1, 2009 (WAMU rate); and

	• [***]% for all contracts submitted on or after May 2, 2009 (Chase rate)	• No bonus/SMA on contracts submitted on or after May 2, 2009 (Chase rate)

Select 1	• [***]% for all ages plus monthly trail at annual rate of [***]bps on contracts submitted on or prior to May 1, 2009 (WAMU rate); and	• [***]% for all ages on all contracts submitted on or prior to May 1, 2009 (WAMU rate); and

	• [***]% for all ages on contracts submitted on or after May 2, 2009 (Chase rate)	• No bonus/SMA on contracts submitted on or after May 2, 2009 (Chase rate)

Custom 7	• [***]% for ages 85 and under/[***]% for ages 86 to 90 plus monthly trail at annual rate of [***]bps on contracts submitted on or prior to May 1, 2009 (WAMU rate)	• [***]% for all ages on contracts submitted on or prior to May 1, 2009 (WAMU rate)

	• Contracts submitted on or after May 2, 2009 will be returned as product is not on Chase platform	• No bonus/SMA — Contracts submitted on or after May 2, 2009 will be returned as product is not on Chase platform

Secure	• [***]% for all ages plus monthly trail at annual rate of [***]bps on contracts submitted on or prior to May 1, 2009 (WAMU rate)	• [***]% for all ages on contracts submitted on or prior to May 1, 2009 (WAMU rate)

	• Contracts submitted on or after May 2, 2009 will be returned as product is not on Chase platform	• No bonus/SMA — Contracts submitted on or after May 2, 2009 will be returned as product is not on Chase platform

Select 2 (Enhanced	• [***]% for all ages plus monthly trail at annual rate of [***]bps on contracts submitted	• [***]% for all ages on all contracts submitted on or prior to May 1,

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Product	Base Commission Rate	Bonus/SMA

Select)	on or prior to May 1, 2009 (WAMU rate); and	2009 (WAMU rate); and

	• Contracts submitted on or after May 2, 2009 will be returned as product is not on Chase platform	• No bonus/SMA — Contracts submitted on or after May 2, 2009 will be returned as product is not on Chase platform

Select 3
•    For contracts submitted on or prior to May 1, 2009 — [***]% on all ages; plus monthly trail at annual rate of [***]%; If replace with new three year term = [***]% of contract value upon replacement; If no replacement after 3rd contract year = Company will cease [***]bps trail but instead will pay monthly trail at an annual rate of [***]%, starting on 4th contract year
• No bonus/SMA on contracts submitted on or prior to May 1, 2009 (WAMU rate) • No bonus/SMA on contracts submitted on or after May 2, 2009 (Chase rate)

•    For contracts submitted on or after May 2, 2009 — [***]% on ages 85 & under (minimum premium $50K); No immediate trail; If replace with new three year term = [***]% of contract value upon replacement; If no replacement after 3rd contract year = trail paid monthly at an annual rate of [***]% of contract value, starting on 4th contract year; If replace with new five year term:

(a) [***]% of contract value upon replacement for ages 80 & under; or

(b) [***]% of contract value upon replacement for ages 81 to 86;

(c) [***]% of contract value upon replacement for ages 87 to 90.

Custom 5	• [***]% for ages 85 and under/[***]% for ages 86 to 90; plus monthly trail at annual rate of [***]bps on contracts submitted on or prior to May 1, 2009 (WAMU rate)	• [***]% for all ages on all contracts submitted on or prior to May 1, 2009 (WAMU rate); and

	• Contracts submitted on or after May 2, 2009 will be returned as product is not on Chase platform	• No bonus/SMA — Contracts submitted on or after May 2, 2009 will be returned as product is not on Chase platform

Select 5	• For contracts submitted on or after May 2, 2009 — [***]% on first year premiums for ages 80 & under or [***]% on first year premiums for ages 81 — 86; or [***]% on first year	• No bonus/SMA on contracts submitted on or after May 2, 2009 (Chase rate)

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Product	Base Commission Rate	Bonus/SMA

premiums for ages 87 to 90; If replace with new five year term:

(a) [***]% of contract value upon replacement for ages 80 & under; or

(b) [***]% of contract value upon replacement for ages 81 to 86;

(c) [***]% of contract value upon replacement for ages 87 to 90.

If replace with new three year term = [***]% of contract value upon replacement.

Fully Underwritten Term Life 10 and 15 Year	• [***]% less policy fees on contracts submitted on or prior to May 1, 2009 (WAMU rate)	• No bonus/SMA on contracts submitted on or prior to May 1, 2009 (WAMU rate)

	• [***]% less policy fees on contracts submitted on or after May 2, 2009 (Chase Rate)	• No bonus/SMA on contracts submitted on or after May 2, 2009 (Chase rate)

Fully Underwritten Term Life 20 and 30 Year	• [***]% less policy fees on contracts submitted on or prior to May 1, 2009 (WAMU rate)	• No bonus/SMA on contracts submitted on or prior to May 1, 2009 (WAMU rate)

	• [***]% less policy fees on contracts submitted on or after May 2, 2009 (Chase Rate)	• No bonus/SMA on contracts submitted on or after May 2, 2009 (Chase rate)

Simplified Issue Term Life 10 and 20 Year	• [***]% less policy fees on contracts submitted on or prior to May 1, 2009 (WAMU rate)	• No bonus/SMA on contracts submitted on or prior to May 1, 2009 (WAMU rate)

	• [***]% less policy fees on contracts submitted on or after May 2, 2009 (Chase rate)	• No bonus/SMA on contracts submitted on or after May 2, 2009 (Chase rate)

Successor Single Premium Life	[***]% for ages 15 to 80 or [***]% for ages 81 to 85 on contracts submitted on or after May 2, 2009 (Chase rate)	• No bonus/SMA on contracts submitted on or after May 2, 2009 (Chase rate)

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

*Any WAMU legacy contracts from 2003 will remain unchanged; Symetra will pay any applicable trail commissions in accordance with the rates below:

Product	Base Commission Rate	Bonus/SMA
Select	• [***]% on all ages	None

• Plus immediate trail at annual rate of [***]bps

Secure	• [***]% on all ages	None

• Plus one time trail in 5th year at annual rate of [***]bps

• Plus trail beginning 6th year (paid monthly) at annual rate of [***]bps

Preference	• Single sum at [***]% for ages 75 and under; [***]% for ages 76 to 85	None

Advantage Income	• [***] on all ages	None

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.